LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED SEPTEMBER 4, 2013

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION,

EACH DATED MARCH 1, 2013, OF

CLEARBRIDGE SMALL CAP GROWTH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on September 4, 2013 and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on May 23, 2013 and September 4, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

The following text is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Effective October 1, 2013, the fund will be open for purchases and incoming exchanges only by existing fund shareholders and the categories of investors described below.

Investors who do not hold shares of the fund as of September 30, 2013 or do not qualify for one of the exceptions below must submit their purchase orders before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on September 30, 2013. Purchase requests received in good order by your Service Agent or the transfer agent on or before the close of business on September 30, 2013 will be processed.

The fund will remain open to the following categories of investors:

•

Existing shareholders as of September 30, 2013 who presently hold fund shares (i) in their own name or (ii) as the beneficial owner, in cases where their shares are held of record in another’s name, such as their Service Agent;

•	Any new or existing clients of registered investment advisers that make fund shares available through existing arrangements with the fund’s distributor;

•	Certain new or existing investors in fee based advisory or mutual fund “wrap” programs;

•

Certain asset allocation-based investment programs, including college savings vehicles such as Section 529 plans and investment companies that allocate a portion of their investments among other mutual funds;

•

Existing investors in Retirement Plans and Other Retirement Plans, as described in the Prospectus; certain Retirement Plan recordkeepers will continue to be allowed to offer the fund to new retirement plans; and

•

Shareholders who hold their shares through a financial intermediary with a direct transfer agent relationship with the fund (including investors who purchase shares through systematic investment plans or similar programs).

Investors who hold shares of other funds sold by the fund’s distributor will not be permitted to open new accounts in the fund after September 30, 2013, nor will they be permitted to acquire shares of the fund by exchange, unless they qualify for one of the exceptions outlined above.

Fund distributions will continue to be automatically reinvested in shares of the same class of the fund that you own, or under certain circumstances in shares of another fund, subject to the terms set forth in the Prospectus, unless you have elected to receive cash.

The fund reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect the portfolio managers’ ability to manage the portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect the portfolio managers’ ability to manage the portfolio; and (iii) close and re-open to new or existing shareholders at any time.

Please retain this supplement for future reference.

CBAX015882

2